Exhibit 10.5

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED
BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2
to the
A320 Family [***] Letter Agreement dated as of 20th December 2019

This Amendment No. 2 to the A320 Family [***]Letter Agreement, dated as of July __ , 2024 (this “Amendment”) is between Airbus S.A.S. organized and existing under the laws of France, having its registered office located at 2 rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Spirit Airlines, Inc. a corporation organized under the laws of Delaware having its principal place of business at Spirit Airlines, Inc., 1731 Radiant Drive, Dania Beach, Florida, 33004, United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into that certain Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended and as may be further amended from time to time (the “Legacy Purchase Agreement”); and

WHEREAS, the Buyer and the Seller entered into that certain AIRBUS A320 Neo Family Purchase Agreement dated as of December 20, 2019 as amended and as may be further amended from time to time (the “Purchase Agreement”); and

WHEREAS, the Buyer and the Seller entered into that certain A320 Family [***] Letter Agreement dated as of December 20, 2019 as amended and as may be further amended from time to time (the “[***] Letter Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the [***] Letter Agreement as contemplated in this Amendment;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the [***] Letter Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.Amendment

The definition of [***] is hereby deleted in its entirety and replaced to read as follows:

[***]

2.Effect

The [***] Letter Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment. References in the
Spirit Airlines, Inc. AMD 2 to A320 Family [***] Letter Agreement
PRIVILEGED AND CONFIDENTIAL

[***] Letter Agreement to “this [***] Letter Agreement,” “hereof,” “herein” and the like will be deemed to be references to the [***] Letter Agreement as amended by this Amendment.

3.Miscellaneous

The provisions of Section 4 of the [***] Letter Agreement are incorporated herein by reference and made a part hereof, mutatis mutandis, as though set forth in full herein.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Spirit Airlines, Inc. AMD 2 to A320 Family [***] Letter Agreement
PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, this Amendment 1 to the A320 Family [***] Letter Agreement was entered into as of the day and year first above written.

Airbus S.A.S.

Name: /s/ Paul Meijers
Title:    Executive Vice President
Commercial Transactions

Acknowledged and accepted:

    Spirit Airlines, Inc.

    Name: /s/ Simon Gore
Title: Vice President and Treasurer

Spirit Airlines, Inc. AMD 2 to A320 Family [***] Letter Agreement
PRIVILEGED AND CONFIDENTIAL